UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of GSR Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-05                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2001-1 Mortgage Pass-through Certificates, Series 2001-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2001-1
Mortgage Pass-Through Certificates, Series 2001-1
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                   Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2001-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                     October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A11      155,727,000.00               0.00           0.00           0.00            0.00   0.00            0.00                0.00
A12       68,736,000.00      59,029,464.77  11,214,222.64     226,869.91   11,441,092.55   0.00            0.00       47,815,242.13
A13       92,471,000.00      92,471,000.00           0.00     465,822.66      465,822.66   0.00            0.00       92,471,000.00
A2       101,263,000.00      63,974,621.72   2,019,738.48     297,215.43    2,316,953.91   0.00            0.00       61,954,883.24
B1         5,867,000.00       5,808,594.80       6,138.83      31,907.90       38,046.73   0.00            0.00        5,802,455.97
B2         3,911,000.00       3,872,066.51       4,092.20      21,270.12       25,362.32   0.00            0.00        3,867,974.31
B3         2,389,000.00       2,365,217.82       2,499.69      12,992.67       15,492.36   0.00            0.00        2,362,718.13
B4         1,304,000.00       1,291,018.85       1,364.42       7,091.85        8,456.27   0.00            0.00        1,289,654.43
B5         1,086,000.00       1,075,189.02       1,136.32       5,906.25        7,042.57   0.00            0.00        1,074,052.70
B6         1,738,406.00       1,721,100.40       1,818.95       9,454.39       11,273.34   0.00            0.00        1,719,281.45
R1               100.00               0.00           0.00           0.00            0.00   0.00            0.00                0.00
R2               100.00               0.00           0.00           0.00            0.00   0.00            0.00                0.00
R3               100.00               0.00           0.00           0.00            0.00   0.00            0.00                0.00
TOTALS   434,492,706.00     231,608,273.89  13,251,011.53   1,078,531.18   14,329,542.71   0.00            0.00      218,357,262.36

X1       316,934,000.00     151,500,464.77           0.00     140,610.02      140,610.02    0.00           0.00      140,286,242.13
X2       101,263,000.00      63,974,621.72           0.00      52,784.37       52,784.37    0.00           0.00       61,954,883.24
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A11      36229RAA7         0.00000000      0.00000000   0.00000000     0.00000000       0.00000000      A11           3.068000 %
A12      36229RAB5       858.78527657    163.14918878   3.30059809   166.44978687     695.63608779      A12           4.612000 %
A13      36229RAC3     1,000.00000000      0.00000000   5.03749997     5.03749997   1,000.00000000      A13           6.045000 %
A2       36229RAD1       631.76699999     19.94547347   2.93508419    22.88055766     611.82152652      A2            5.575000 %
B1       36229RAG4       990.04513380      1.04633203   5.43853758     6.48486961     988.99880177      B1            6.591867 %
B2       36229RAH2       990.04513168      1.04633086   5.43853746     6.48486832     988.99880082      B2            6.591867 %
B3       36229RAJ8       990.04513185      1.04633319   5.43853914     6.48487233     988.99879866      B3            6.591867 %
B4       36229RAN9       990.04513037      1.04633436   5.43853528     6.48486963     988.99879601      B4            6.591867 %
B5       36229RAP4       990.04513812      1.04633517   5.43853591     6.48487109     988.99880295      B5            6.591867 %
B6       36229RAQ2       990.04513330      1.04633210   5.43853967     6.48487177     988.99880120      B6            6.591867 %
R1       36229RAK5         0.00000000      0.00000000   0.00000000     0.00000000       0.00000000      R1            6.600396 %
R2       36229RAL3         0.00000000      0.00000000   0.00000000     0.00000000       0.00000000      R2            6.600396 %
R3       36229RAM1         0.00000000      0.00000000   0.00000000     0.00000000       0.00000000      R3            6.600396 %
TOTALS                   533.05445797     30.49766163   2.48227684    32.97993847     502.55679634

X1       36229RAE9       478.01897168      0.00000000   0.44365710     0.44365710     442.63550812      X1            1.113739 %
X2       36229RAF6       631.76699999      0.00000000   0.52126018     0.52126018     611.82152652      X2            0.990100 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------


Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                 152,508,957.59
                                        Pool 2 Mortgage Loans                                                  65,848,305.38
Sec. 4.01(c)    Available Distribution                                                                         14,522,937.11
                                        Principal Distribution Amount                                             248,770.79
                                        Principal Prepayment Amount                                            13,002,240.74

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A1-2
                                                              Payoffs in Full                                  11,057,323.54
                                                              Partial Principal Prepayments                         9,069.78
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A1-3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A2
                                                              Payoffs in Full                                   1,899,904.90
                                                              Partial Principal Prepayments                        35,942.52
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B1
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00

                                        Class B2
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B4
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B5
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B6
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                        0.00
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                  226,869.91
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                  465,822.66
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                  297,215.43
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                  140,610.02
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                   52,784.37
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                   31,907.90
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                   21,270.12
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                   12,992.67
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                    7,091.85
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                    5,906.25
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    9,454.39
                                                              Accrued and Paid from Prior Months                        0.00
Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                          63,061.61
                                                              ABN AMRO Mortgage Group               12,217.38
                                                              Bank One                               8,967.84
                                                              Country Wide Home Loans               26,103.61
                                                              Wells Fargo Home Mortgage             15,772.79
                                        Trustee Fee Paid                                             1,447.55

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                             486
                                        Balance of Outstanding Mortgage Loans                                 218,357,262.97


Sec. 4.01(l)        Number and Balance of Delinquent Loans
                     Group Totals
                                                               Principal
                     Period                Number                Balance              Percentage
                        30-59 days         1              474,550.55                  0.22 %
                        60-89 days         0                    0.00                  0.00 %
                        90+days            0                    0.00                  0.00 %
                         Total             1              474,550.55                  0.22 %


Sec. 4.01(l)        Number and Balance of REO Loans
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00               0.00%


Sec. 4.01(l)        Number and Balance of Loans in Bankruptcy
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %

                     Number of Loans in Bankruptcy 31-60 Days Delinquent                                                0
                     Balance of Loans in Bankruptcy 31-60 Days Delinquent                                            0.00

                     Number of Loans in Bankruptcy 61-90 Days Delinquent                                                0
                     Balance of Loans in Bankruptcy 61-90 Days Delinquent                                            0.00

                     Number of Loans in Bankruptcy 91-120 Days Delinquent                                               0
                     Balance of Loans in Bankruptcy 91-120 Days Delinquent                                           0.00

                     Number of Loans in Bankruptcy 120+ Days Delinquent                                                 0
                     Balance of Loans in Bankruptcy 120+ Days Delinquent                                             0.00

Sec. 4.01(m)          Number and Balance of Loans in Foreclosure
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                                 0                    0.00                  0.00 %

                     Number of Loans in Foreclosure 31-60 Days Delinquent                                               0
                     Balance of Loans in Foreclosure 31-60 Days Delinquent                                           0.00

                     Number of Loans in Foreclosure 61-90 Days Delinquent                                               0
                     Balance of Loans in Foreclosure 61-90 Days Delinquent                                           0.00



                     Number of Loans in Foreclosure 91-120 Days Delinquent                                              0
                     Balance of Loans in Foreclosure 91-120 Days Delinquent                                          0.00

                     Number of Loans in Foreclosure 120+ Days Delinquent                                                0
                     Balance of Loans in Foreclosure 120+ Days Delinquent                                            0.00

Sec. 4.01(o)         Aggregate Principal Payment
                                           Scheduled Principal                                                 248,770.79
                                           Payoffs                                                          12,957,228.44
                                           Prepayments                                                          45,012.30
                                           Liquidation Proceeds                                                      0.00
                                           Condemnation Proceeds                                                     0.00
                                           Insurance Proceeds                                                        0.00
                                           Realized Losses                                                           0.00

                                           Realized Losses Group 1                                                   0.00
                                           Realized Losses Group 2                                                   0.00

                                           Realized Gains                                                            0.00

Sec. 4.01(p)         Aggregate Amount of Mortgage Loans Repurchased                                                  0.00

Sec. 4.01(q)         Aggregate Amount of Shortfall Allocated for Current Period
                                           Class A1-1                                                                0.00
                                           Class A1-2                                                                0.00
                                           Class A1-3                                                                0.00
                                           Class A2                                                                  0.00
                                           Class X1                                                                  0.00
                                           Class X2                                                                  0.00
                                           Class B1                                                                  0.00
                                           Class B2                                                                  0.00
                                           Class B3                                                                  0.00
                                           Class B4                                                                  0.00
                                           Class B5                                                                  0.00
                                           Class B6                                                                  0.00

Sec. 4.01(s) Group I
                     Senior Percentage                                                                      92.530000 %
                     Senior Prepayment Percentage                                                          100.000000 %
                     Subordinate Percentage                                                                  7.470000 %
                     Subordinate Prepayment Percentage                                                       0.000000 %

Sec. 4.01(s) Group II
                       Senior Percentage                                                                    94.260000 %
                       Senior Prepayment Percentage                                                        100.000000 %
                       Subordinate Percentage                                                                5.740000 %
                       Subordinate Prepayment Percentage                                                     0.000000 %


Servicer Breakdown

ABN AMRO
                 Scheduled Principal
                                       Group 1          27,821.91
                                       Group 2               0.00
                 Unscheduled Principal
                                       Group 1       4,561,962.10
                                       Group 2               0.00
                 Beginning Balance
                                       Group 1      29,321,702.99
                                       Group 2               0.00
                 Ending Balance
                                       Group 1      24,731,918.98
                                       Group 2               0.00
                 Net Wac
                                       Group 1            6.34402
                                       Group 2            0.00000
BANK ONE
                 Scheduled Principal
                                       Group 1          36,398.77
                                       Group 2           4,022.13
                 Unscheduled Principal
                                       Group 1       2,045,067.66
                                       Group 2         703,493.95
                 Beginning Balance
                                       Group 1      38,837,179.32
                                       Group 2       4,208,459.61
                 Ending Balance
                                       Group 1      36,755,712.89
                                       Group 2       3,500,943.53
                 Net Wac
                                       Group 1            6.79980
                                       Group 2            7.22100
COUNTRY WIDE
                 Scheduled Principal
                                       Group 1          21,845.41
                                       Group 2          84,981.15
                 Unscheduled Principal
                                       Group 1         298,299.12
                                       Group 2       1,232,353.47
                 Beginning Balance
                                       Group 1      19,866,841.82
                                       Group 2      63,664,696.47
                 Ending Balance
                                       Group 1      19,546,697.29
                                       Group 2      62,347,361.85
                 Net Wac
                                       Group 1            7.09248
                                       Group 2            6.52174
WELLS FARGO
                 Scheduled Principal
                                       Group 1          73,701.42
                                       Group 2               0.00
                 Unscheduled Principal
                                       Group 1       4,161,064.44
                                       Group 2               0.00
                 Beginning Balance
                                       Group 1      75,709,394.29
                                       Group 2               0.00
                 Ending Balance
                                       Group 1      71,474,628.43
                                       Group 2               0.00
                 Net Wac
                                       Group 1            6.46827
                                       Group 2            0.00000
Aggregate
                 Scheduled Principal                   248,770.79
                 Unscheduled Principal              13,002,240.74
                 Beginning Balance                 231,608,274.50
                 Ending Balance                    218,357,262.97
                 Net Wac                                  6.59005
                 Weighted Average Maturity                 334.00
Groups
                 Net Wac Group 1                          6.60040
                 Net Wac Group 2                          6.56510

                 Wam Group 1                               341.00
                 Wam Group 2                               317.00
                 Number of loans Group 1                   355.00
                 Number of loans Group 2                   131.00
